WT MUTUAL FUND
Wilmington Multi-Manager Mid-Cap Fund
Institutional and A Shares

Supplement Dated September 28, 2007 to the
Institutional and A Shares Prospectuses dated November 1, 2006
At a Special Meeting of the Board of Trustees (“Board” or “Trustees”) of WT Mutual Fund held on September 27, 2007, upon the recommendation of Rodney Square Management Corporation (“RSMC”), the investment adviser to the Wilmington Multi-Manager Mid-Cap Fund (“Mid-Cap Fund”), the Board approved a proposal to reorganize the Mid-Cap Fund into the Wilmington Multi-Manager Large-Cap Fund, to be effective after approval by shareholders of the Mid-Cap Fund. The Trustees anticipate that shareholders will be asked to consider the approval of the plan of reorganization at a special meeting of shareholders in December 2007.
Accordingly, on the recommendation of RSMC, the Board of Trustees has also determined to cease the offering of shares of the Mid-Cap Fund effective October 1, 2007.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE